Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated June 30, 2017

to the Prospectus dated April 28, 2017 (the “Prospectus”)

At a meeting of the Board of Trustees of Forethought Variable Insurance Trust (the “Board”) on May 18, 2017, the Board approved: (1) a sub-advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and Franklin Advisers, Inc. (“Franklin Advisers”) on behalf of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (the “Portfolio”), and (2) a change to the operating expense limitation agreement to exclude acquired fund fees and expenses from the Portfolio’s expense cap. Effective June 30, 2017, Bruce C. Baughman will no longer serve as a portfolio manager of the Portfolio. Accordingly, effective immediately, all references to Bruce C. Baughman are deleted in their entirety from the Prospectus. Effective on or about July 5, 2017, Franklin Advisers will serve as the sub-adviser for the fixed income sleeve of the Capital Appreciation and Income Component of the Portfolio, and Roger Bayston, Kent Burns, Christopher Molumphy and David Yuen will serve as portfolio managers of the Portfolio.  Accordingly, effective July 5, 2017, the above referenced Prospectus is revised as follows:

1.            Under the heading “PORTFOLIO SUMMARY – FEES AND EXPENSES OF THE PORTFOLIO,” the Shareholder Fees and Annual Portfolio  Operating Expenses table and the footnotes attached thereto, as well as the expense examples, are deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Annual Portfolio Operating Expenses(*) (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.22%
Fee Waiver and/or Reimbursement(1)	(0.07)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.15%

(*)          Expense information in the table has been restated to reflect current fees.

(1)

The Portfolio’s adviser has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2018, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed 1.15% of average daily net assets attributable to the Portfolio’s shares.  The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed above and any expense limits applicable at the time of recoupment.  This agreement may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable annuity contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example reflects any applicable contractual fee waivers/expense reimbursement arrangements for only the first year). Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$380	$664	$1,471

2.   Under the heading “PORTFOLIO SUMMARY – PRINCIPAL INVESTMENT STRATEGIES,” the Principal Investment Strategy is deleted and replaced with the following:

Principal Investment Strategies: The Portfolio is managed pursuant to a balanced investment strategy in which Global Atlantic Investment Advisors, LLC (the “Adviser”) allocates a portion of the Portfolio to a Capital Appreciation and Income Component and a portion to a Managed Risk Component. The Capital Appreciation and Income Component is further sub-divided into an equity sleeve, which is sub-advised by Franklin Advisory Services, LLC (“Franklin”), and a fixed income sleeve, which is sub-advised by Franklin Advisers, Inc. (“Franklin Advisers”). The Managed Risk Component is sub-advised by Milliman Financial Risk Management LLC (“Milliman”) pursuant to a strategy that seeks to manage portfolio volatility and provide downside risk management.

The Adviser seeks to achieve the Portfolio’s investment objective by allocating, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, to the Capital Appreciation and Income Component and up to 20% of the Portfolio’s net assets to the Managed Risk Component. The Adviser expects to further allocate approximately 75% of the Portfolio’s Capital Appreciation and Income Component to the equity sleeve and approximately 25% to the fixed income sleeve. The Adviser may modify the target allocations from time to time.

Franklin manages the equity sleeve of the Portfolio pursuant to a rising dividends strategy which seeks to invest in equity securities, primarily common stock, that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stock and have maintained or increased their dividend rate during the last four consecutive years.

Under normal market conditions, pursuant to Franklin’s rising dividends strategy, the equity sleeve will seek to invest at least 65% of its net assets in securities of companies that have:

•                 consistently increased dividends in at least 8 out of the last 10 years and have not decreased dividends during that time;

•                 increased dividends substantially (at least 100%) over the last 10 years;

•                 reinvested earnings, paying out less than 65% of current earnings in dividends (except for utility companies); and

•                 either long-term debt that is no more than 50% of total capitalization (except for utility companies) or senior debt that has been rated investment grade by at least one of the major bond rating organizations.

The Franklin rising dividends strategy typically seeks to invest the rest of the equity sleeve’s net assets in equity securities of companies that pay dividends but do not meet all of the above criteria. Through its equity sleeve, the Portfolio may invest in companies of any size, across the entire market spectrum including smaller and midsize companies. Although Franklin seeks to invest across all sectors, from time to time, based on economic conditions, the Portfolio’s equity sleeve may have significant positions in particular sectors. Franklin may invest up to 25% of the equity sleeve’s net assets in foreign securities (which may include the purchase of depositary receipts) and 5% of its net assets in exchange traded funds (“ETFs”). The equity sleeve may enter into repurchase agreements.

Franklin is a research driven, fundamental investor. As a “bottom-up” investor focusing primarily on individual securities, Franklin looks for companies that it believes meet the criteria above and are fundamentally sound and attempts to acquire them at attractive prices. In following these criteria, the equity sleeve does not necessarily focus on companies whose securities pay a high dividend rate but rather on companies that consistently increase their dividends. Franklin employs a bottom-up stock selection process and the equity sleeve will invest in securities without regard to the securities normally comprising the benchmark that the Portfolio uses for performance comparison purposes.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks, preferred stocks, and securities convertible into common stock are examples of equity securities.

Franklin Advisers manages the fixed income sleeve by investing predominantly in investment grade securities and investments or in unrated securities and investments Franklin Advisers determines are of comparable quality. Securities rated in the top four ratings categories by one or more independent rating organizations such as Standard & Poor’s (“S&P®”) (rated BBB or better) or Moody’s Investors Service (“Moody’s”) (rated Baa or higher) are considered investment grade. Securities rated BB or lower by S&P® or Ba or lower by Moody’s are considered to be below investment grade. Derivatives with reference securities that are investment grade are considered to be investment grade. The fixed income sleeve of the fund may invest up to 20% of its total assets in non-investment grade debt securities, including up to 5%  in securities rated lower than B by S&P or Moody’s, which may include defaulted securities, or in unrated securities and investments Franklin Advisers determines are of comparable quality.

The fixed income sleeve of the Portfolio may invest up to 25% of its total assets in foreign securities, including up to 20% of its total assets in non-U.S. dollar denominated securities and up to 10% of its total assets in emerging market securities.

The fixed income sleeve of the Portfolio may invest in many different securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury.

Mortgage-backed securities represent an interest in a pool of mortgage loans made by banks and other financial institutions to finance purchases of homes, commercial buildings and other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. These securities may be fixed-rate or adjustable-rate mortgage-backed securities. The fixed income sleeve of the Portfolio may also invest a small portion of its assets directly in mortgage loans. Some of the mortgage-backed securities in which the fixed income sleeve of the Portfolio invests are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by U.S. government-sponsored entities (“GSEs”), while others are issued by private entities and not guaranteed.

Mortgage-backed securities issued by GSEs, such as Fannie Mae and Freddie Mac, include credit risk transfer securities. Credit risk transfer securities are structured without any government guarantee or underlying collateral, such that (i) interest is paid directly by the GSE and (ii) principal is paid in accordance with the principal payments and default performance of a certain specified pool of residential mortgage loans acquired by the GSE. The Portfolio may also invest in privately issued credit risk transfer securities.

The fixed income sleeve of the Portfolio may purchase or sell mortgage-backed and other asset-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered must meet specified terms and standards. Asset-backed securities are securities backed by loans, leases, and other receivables.

The fixed income sleeve of the Portfolio also may invest in corporate loans made to, or issued by, borrowers that are U.S. companies, foreign borrowers and U.S. subsidiaries of foreign borrowers, which typically have floating interest rates. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as LIBOR or the Prime Rate. The fixed income sleeve also may invest in mortgage dollar rolls.

The fixed income sleeve of the Portfolio regularly enters into interest rate, credit and currency-related transactions involving certain derivative instruments, including currency and cross-currency forwards, currency options, currency and currency index futures contracts, interest rate/bond futures contracts and options on such contracts, options on ETFs, and swaps agreements, which may include interest rate, inflation index, fixed income total return, currency and credit default swaps, futures contracts on credit default swaps on indices (also known as credit index futures), and options on interest rate and credit default swaps. The fixed income sleeve of the Portfolio may also invest in collateralized debt obligations. The use of these derivative transactions may allow the fixed income sleeve of the Portfolio to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Portfolio returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a significant component of the investment returns of the fixed income sleeve.

In the Managed Risk Component, the Portfolio’s Adviser seeks to manage return volatility by employing Milliman, to execute a managed risk strategy, which consists of using hedge instruments to reduce the downside risk of the Portfolio’s securities. Milliman may use hedge instruments to accomplish this goal, which may include: equity futures contracts, treasury futures contracts, currency futures contracts, and other hedge instruments judged by the sub-adviser to be necessary to achieve the goals of the managed risk strategy. Milliman may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolio’s volatility at the targeted level in an environment in which the Milliman expects market volatility to decrease or increase, respectively. Milliman selects individual hedge instruments that it believes will have prices that are highly correlated to the Portfolio’s positions. Milliman adjusts hedge instruments to manage overall net Portfolio risk exposure, in an attempt to stabilize the volatility of the Portfolio around a predetermined target level and reduce the potential for portfolio losses during periods of significant and sustained market decline. Milliman seeks to monitor and forecast volatility in the markets using a proprietary model, and adjust the Portfolio’s hedge instruments accordingly. In addition, Milliman will monitor liquidity levels of relevant hedge instruments and transparency provided by exchanges or counterparties in hedging transactions. Milliman adjusts futures positions to manage overall net Portfolio risk exposure. Milliman may, during periods of rising security prices, implement strategies to preserve gains on the Portfolio’s positions. Milliman may, during periods of falling security prices, implement additional strategies to reduce losses in adverse market conditions. In these situations, Milliman’s activity could significantly reduce the Portfolio’s net economic exposure to equity securities. Following market declines, a downside rebalancing strategy will be used to decrease the amount of hedge instruments used to hedge the Portfolio. Milliman also adjusts hedge instruments to realign individual hedges when the Adviser rebalances the Portfolio’s asset allocation profile.

Depending on market conditions, scenarios may occur where the Portfolio has no positions in any hedge instruments.

3.   Under the heading “PORTFOLIO SUMMARY – PRINCIPAL INVESTMENT RISKS,” the following risks are added for the Portfolio:

▪    Collateralized Debt Obligations Risk: The risks of an investment in a collateralized debt obligation, such as a collateralized bond obligation (“CBO”) or a collateralized loan obligation (“CLO”), depend largely on the type of the collateral securities and the class of the debt obligation in which the Portfolio invests. CBOs and CLOs are generally subject to credit, interest rate, valuation, prepayment and extension risks. CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Portfolio may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

▪    Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

▪    Floating Rate Corporate Investments Risk:  Floating rate corporate loans and corporate debt securities generally have credit ratings below investment grade and may be subject to resale restrictions. They are often issued in connection with highly leveraged transactions, and may be subject to greater credit risks than other investments including the possibility of default or bankruptcy. In addition, a secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.

▪    High-Yield Debt Securities Risk: Lower-quality bonds (including loans), known as “high-yield” or “junk” bonds, and unrated securities of similar credit quality involve greater risk of a complete loss of an investment, or delays of interest and principal payments, than higher-quality debt securities. Issuers of high-yield debt securities are typically not as strong financially as those issuing securities of higher credit quality. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than higher quality securities. High-yield debt securities are generally less liquid than higher quality securities, making them harder to sell and harder to value.

▪    Liquidity Risk: Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period, which may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions.

▪    Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

▪    To Be Announced (TBA) Securities Risk: TBA securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

▪    U.S. Government Securities Risk: The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.

▪    Variable Rate Securities Risk:  Because changes in interest rates on variable rate securities (including floating rate securities) may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on variable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

the following risk is removed as a risk for the Portfolio:

▪    Underlying Funds Risk.

references to an “Underlying Fund” are deleted in their entirety and replaced with the “Portfolio” in the following risks:

▪    Mortgage- and Asset-Backed Securities Risk

▪    Mortgage Dollar Rolls Risk.

4.   Under the heading “PORTFOLIO SUMMARY – PERFORMANCE,” the following sentence is added after the last sentence of the paragraph:

Prior to July 5, 2017, the fixed income sleeve of the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions.

5.   The information under the heading “PORTFOLIO SUMMARY – MANAGEMENT,” is deleted and replaced with the following:

Management: The Portfolio’s investment adviser is Global Atlantic Investment Advisors, LLC. The Portfolio’s sub-advisers are Franklin Advisers, Inc. (“Franklin Advisers”), Franklin Advisory Services, LLC (“Franklin”) and Milliman Financial Risk Management, LLC (“Milliman”).

Portfolio Manager	Title	Involved with Portfolio Since
Donald G. Taylor, CPA	President and Chief Investment Officer of Franklin	April 30, 2014
Nicholas P.B. Getaz, CFA	Vice President, Research Analyst and Portfolio Manager of Franklin	April 30, 2014
Roger Bayston, CFA	Senior Vice President, Director – Investment Grade, Investment Grade Bonds of Franklin Advisers	July 5, 2017
Kent Burns, CFA	Senior Vice President, Director – Investment Grade, Investment Grade Bonds of Franklin Advisers	July 5, 2017
Christopher Molumphy, CFA	Executive Vice President , Chief Investment Officer – Fixed Income, and Head of Fixed Income of Franklin Advisers	July 5, 2017
David Yuen, CFA	Senior Vice President and Portfolio Manager, Investment Grade Bonds of Franklin Advisers	July 5, 2017
Adam Schenck, CFA, FRM	Portfolio Manager of Milliman	April 30, 2014

6.   Under the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – GENERAL INFORMATION ABOUT THE PORTFOLIOS, ADVISER AN SUB-ADVISER,”  the first paragraph is deleted and replaced with the following:

This Prospectus describes ten Portfolios, each a series of Forethought Variable Insurance Trust, a Delaware statutory trust (the “Trust”). Global Atlantic Investment Advisors, LLC (the “Adviser”) serves as each Portfolio’s investment adviser. BlackRock Financial Management, Inc. (“BlackRock”) serves as a sub-adviser to the Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio. Goldman Sachs Asset Management, L.P. serves as sub-adviser to the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio. Franklin Advisers, Inc. serves as a sub-adviser to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.  Franklin Advisory Services, LLC serves as a sub-adviser to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio. Milliman Financial Risk Management LLC serves as a sub-adviser to the Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic

Moderate Growth Managed Risk Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio. Pacific Investment Management Company LLC serves as sub-adviser to the Global Atlantic PIMCO Tactical Allocation Portfolio. Wellington Management Company LLP serves as a sub-adviser to the Global Atlantic Wellington Research Managed Risk Portfolio. Wilshire Associates Incorporated (“Wilshire”) serves as a sub-adviser to the Global Atlantic American Funds® Managed Risk Portfolio and Global Atlantic Select Advisor Managed Risk Portfolio. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by separate accounts of Forethought Life Insurance Company (“FLIC”).

7.   Under the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES – INVESTMENT ADVISER’S INVESTMENT PROCESS,” the following sentence in the third paragraph is deleted in its entirety:

With respect to Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, the Adviser implements asset allocation decisions by investing in fixed income mutual funds managed by Franklin or its affiliates and engaging sub-advisers to directly invest in securities and other instruments.

8.   Under the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES – INVESTMENT ADVISER’S INVESTMENT PROCESS,”

the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio is added to the following risks:

•    Emerging Markets Risk.

•    Liquidity Risk.

•    Sovereign Debt Risk.

the following risks are added for the Portfolio:

Collateralized Debt Obligations Risk. (Global Atlantic Franklin Dividend and Income Managed Risk Portfolio only) The Portfolio may invest in collateralized debt obligations, including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). A CBO is a trust collateralized by a diversified pool of high risk, below investment grade fixed income securities, which may include, among other things, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CBOs and CLOs may charge management and other administrative fees.

The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CBO or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO and CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO or CBO securities as a class.

The risks of an investment in a CBO or CLO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs are generally subject to credit, interest rate, valuation, prepayment and extension risks. CBOs and CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs or CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Floating Rate Corporate Investments.  (Global Atlantic Franklin Dividend and Income Portfolio only)  Certain corporate loans may not be considered “securities,” and investors, such as the Portfolio, therefore may not be entitled to rely on the antifraud protections of the federal securities laws. The senior secured corporate loans and corporate debt securities in which the Portfolio invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Such floating rate securities may be rated below investment grade (i.e., also known as “junk bonds”).  Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be reissued or offered as “covenant lite” loans, which may entail potentially increased risk, because they may have fewer or no financial maintenance covenants or restrictions that would normally allow for early intervention and proactive mitigation of credit risk.

In the event of a breach of a covenant in non-covenant lite loans or debt securities, lenders may have the ability to intervene and either prevent or restrict actions that may potentially compromise the company’s ability to pay or lenders may be in a position to obtain concessions from the borrowers in exchange for a waiver or amendment of the specific covenant(s). In contrast, covenant lite loans do not always or necessarily offer the same ability to intervene or obtain additional concessions from borrowers. This risk is offset to varying degrees by the fact that the same financial and performance information may be available with or without covenants to lenders and the public alike and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. With such information, the portfolio managers are normally able to take appropriate actions without the help of covenants in the loans or debt securities. Covenant lite corporate loans and debt securities, however, may foster a capital structure designed to avoid defaults by giving borrowers or issuers increased financial flexibility when they need it the most.

To Be Announced (TBA) Securities Risk. (Global Atlantic Franklin Dividend and Income Managed Risk Portfolio only) TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the

Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Variable Rate Securities.  (Global Atlantic Franklin Dividend and Income Portfolio only)  Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there may be a reduction in the payments of interest received by the Portfolio from its variable rate securities.

the following risk is removed as a risk for the Portfolio:

▪    Underlying Funds Risk.

9.   Under the heading “MANAGEMENT – INVESTMENT ADVISER,” the following sentence is added at the end of the fifth paragraph:

A discussion regarding the basis for the Board of Trustees’ approval of the investment subadvisory agreement with Franklin Advisers, Inc. with respect to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio will be available in the Portfolios’ semi-annual report for the period ended June 30, 2017.

10. Under the heading “MANAGEMENT – INVESTMENT ADVISER,” the paragraph proceeding the Expense Limit Table is deleted and replaced with the following:

The Portfolios’ Adviser has contractually agreed to waive its advisory fees and to reimburse Portfolio expenses at least until April 30, 2018 so that the total annual operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) of a Portfolio do not exceed the following levels of the daily average net assets attributable to each respective class of shares. The expense reimbursement is subject to possible recoupment from the Portfolios in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment.

11. Under the heading “MANAGEMENT – SUB-ADVISERS,” the following is added after the first paragraph:

Franklin Advisers, Inc., with principal offices located at One Franklin Parkway, San Mateo, California 94403-1906, serves as sub-adviser to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio.  Subject to the authority of the Portfolio’s Board of Trustees and supervision by the Adviser, Franklin Advisers, Inc. is responsible for managing the fixed income sleeve of the Portfolio’s Capital Appreciation and Income Component.  As of March 31, 2017, Franklin Advisers, Inc. and its affiliates manage approximately $744.7 billion in assets.  Franklin Advisers, Inc. shall be paid by the Adviser, not the Portfolio.

12. Under the heading “MANAGEMENT – SUB-ADVISER PORTFOLIO MANAGERS,” the reference to Bruce Baughman is deleted effective June 30, 2017.

13. Under the heading “MANAGEMENT – SUB-ADVISER PORTFOLIO MANAGERS,” the following is added:

Roger Bayston, CFA, Senior Vice President and Director, Fixed Income, Franklin Templeton Fixed Income Group, Franklin Advisers

Mr. Bayston is a senior vice president for the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government-, mortgage- and asset-backed securities. He sits on the Fixed Income Policy Committee and helps set portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative-based fixed income strategies of Franklin’s bond portfolios and fixed income products.

Before joining Franklin Templeton Investments in 1991, Mr. Bayston managed portfolios of fixed income securities for Bankers Trust Company’s Investment Management Group.

Mr. Bayston holds a B.S. from the University of Virginia and an M.B.A. from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and CFA Institute. He is also a CFA charterholder.

Kent Burns, CFA, Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group, Franklin Advisers, Inc.

Mr. Burns is a senior vice president and portfolio manager for the Franklin Templeton Fixed Income Group. He specializes in U.S. multi-sector fixed income strategies and government-related bonds.

Mr. Burns joined Franklin Templeton Investments in 1994. He holds a B.A. in quantitative economics and decision science from University of California at San Diego, and a master’s degree in economic theory from University of California at Santa Barbara. He is a CFA charterholder and teaches review programs for CFA candidates. He is a member of the CFA Institute and the CFA Society of San Francisco.

Christopher J. Molumphy, CFA, Executive Vice President and Chief Investment Officer, Franklin Templeton Fixed Income Group, Franklin Advisers

Mr. Molumphy is executive vice president and chief investment officer of Franklin Templeton Fixed Income Group, a global fixed income platform that includes the Municipal, High Yield, Investment Grade, Global, Money Market and Floating Rate groups. Mr. Molumphy is a portfolio manager for a number of institutional separate accounts and funds, including Franklin Strategic Income Fund, Franklin High Income Fund and Franklin Total Return Fund.

Mr. Molumphy is also a member of Franklin Resources’ executive committee, a nine-member group responsible for shaping the company’s overall strategy. In addition, he serves on the firm’s management and investment committees, including the Fixed Income Policy Committee.

Mr. Molumphy joined Franklin Templeton Investments as an analyst in 1988 and has served as a portfolio manager since 1991. Prior to assuming his current role in 2000, he served as director of Franklin’s high yield corporate bond department since 1994.

Mr. Molumphy earned his bachelor’s degree in economics from Stanford University and an M.B.A. in finance from the University of Chicago Graduate School of Business. He is a CFA charterholder, as well as a member of the Security Analysts of San Francisco, the CFA Institute, the Stanford Institute for Economic Policy Research, and the San Francisco Bond Club.

David Yuen, CFA, FRM, Senior Vice President and of Quantitative Strategy and Risk, Portfolio Manager, Franklin Templeton Fixed Income Group, Franklin Advisers

Mr. Yuen, senior vice president, serves as a director of quantitative strategy and risk management in the Franklin Templeton Fixed Income department. Mr. Yuen develops portfolio strategies and investment processes with emphasis on sector allocation, portfolio construction and relative value security selection procedures. In addition, he implements and manages the risk management system and the performance attribution procedures.

Prior to joining Franklin Templeton, Mr. Yuen was senior investment officer for Susquehanna Partners and a manager of fixed income trading at Alex Brown, Inc.

Mr. Yuen holds a B.S., with honors, in chemistry from the California Institute of Technology and an M.B.A., with honors, in finance from the University of California, Los Angeles Graduate School of Management. Mr. Yuen is a CFA charterholder and is a qualified FRM, as certified by the Global Association of Risk Professionals. He has authored various financial and portfolio management publications and speaks at diverse financial and capital market seminars and conferences.

14. The following information is added to the chart on page 101 of the Prospectus:

Sub-Adviser	Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906

15. The address for Franklin Advisory Services, LLC under the heading “MANAGEMENT – SUB-ADVISERS” and in the chart on page 101 of the prospectus is deleted and replaced with the following:

Franklin Advisory Services, LLC, 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078

This Supplement and the Summary Prospectus, Prospectus, and SAI each dated April 28, 2017, provide information that you should know before investing in the Portfolio and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1010_063017

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated June 30, 2017 to the

Statement of Additional Information dated

April 28, 2017(the “SAI”)

At a meeting of the Board of Trustees of Forethought Variable Insurance Trust (the “Board”) on May 18, 2017, the Board approved a sub-advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and Franklin Advisers, Inc. (“Franklin Advisers”) on behalf of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (the “Portfolio”). Effective June 30, 2017, Bruce C. Baughman will no longer serve as a portfolio manager of the Portfolio. Accordingly, effective immediately, all references to Bruce C. Baughman are deleted in their entirety from the SAI. Effective on or about July 5, 2017, Franklin Advisers will serve as the sub-adviser for the fixed income sleeve of the Capital Appreciation and Income Component of the Portfolio, and Roger Bayston, Kent Burns, Christopher Molumphy and David Yuen will serve as portfolio managers of the Portfolio.  Accordingly, effective July 5, 2017, the above referenced Statement of Additional Information is revised as follows:

1.              Under the heading “TYPES OF INVESTMENTS,”

the first sentence under the subheading “Securities Options” is deleted in its entirety and replaced with the following:

The Portfolios may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, securities indices, or ETFs and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.

the first sentence under the subheading “Swap Agreements” is deleted in its entirety and replaced with the following:

The Portfolios may enter into interest rate, index (including inflation index), currency exchange rate or other types of swap agreements in an attempt to obtain a particular desired return at a lower cost to a Portfolio than if it had invested directly in an instrument that yielded that desired return.

the following is added after the last paragraph under the subheading “Securities Options”:

Credit Default Swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to the risk that there would be a credit event and the Portfolio would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

2.              Under the heading “POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS,” the following is added to the end of the subheading “Global Atlantic Franklin Dividend and Income Managed Risk Portfolio”:

In addition, Franklin Advisers, Inc. (“Franklin Advisers”) has ongoing arrangements to disclose non-public portfolio holdings information to the following:

•      Factset Research Systems Inc. provides risk analysis for Franklin and receives portfolio holdings information on a daily basis

•      Bloomberg Barclays POINT provides attribution and risk analysis for Franklin and receives portfolio holdings information on a daily basis.

•      Glass, Lewis & Co. provides proxy services for Franklin and receives aggregate portfolio holdings information for U.S. securities on a weekly basis.

•      Institutional Shareholder Services provides proxy services for Franklin and receives portfolio holdings information on a daily basis.

3.              Under the heading “INVESTMENT ADVISER AND SUB-ADVISERS,” the fifth paragraph is deleted and replaced with the following:

The Adviser entered into a sub-advisory agreement with each of Franklin Advisers, Inc. (“Franklin Advisers”) and Franklin Advisory Services, LLC (“Franklin”) on behalf of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and compensates each of Franklin Advisers and Franklin. Franklin Advisers and Franklin are each indirect, wholly owned subsidiaries of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

4.              Under the heading “INVESTMENT ADVISER AND SUB-ADVISERS,” the following paragraph is added on page 44:

Franklin Advisers, with principal offices located at One Franklin Parkway, San Mateo, California 94403-1906, serves as sub-adviser to the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio. Subject to the authority of the Portfolio’s Board of Trustees and supervision by the Adviser, Franklin Advisers provides investment research and portfolio management services, and selects a portion of the securities for the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio to buy, sell or hold. Franklin Advisers is paid by the Adviser, not the Portfolio.

5.              Under the heading “INVESTMENT ADVISER AND SUB-ADVISERS,” the address for Franklin Advisory Services, LLC is deleted and replaced with the following:

101 John F. Kennedy Parkway, Short Hills, New Jersey 07078

6.              Under the heading “INVESTMENT ADVISER AND SUB-ADVISERS – PROXY VOTING POLICIES,” the first paragraph is deleted and replaced in its entirety:

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser for each Portfolio except (i) Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, where proxy voting responsibility is delegated to GSAM; (ii) Global Atlantic PIMCO Tactical Allocation Portfolio, where proxy voting responsibility is dedicated to PIMCO; (iii) Global Atlantic Wellington Research Managed Risk Portfolio, where proxy voting responsibility is dedicated to Wellington Management; and (iv) Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, where proxy voting responsibility is delegated to

Franklin Advisers and Franklin, as applicable. The Policies require that the Adviser or sub-adviser vote proxies received in a manner consistent with the best interests of the Portfolios and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted on behalf of the Portfolios, including a report on the resolution of all proxies identified as involving a conflict of interest. Copies of the proxy voting policies of the Adviser and each sub-adviser that exercises proxy voting responsibility for a Portfolio are attached hereto as Appendix B.

7.              Under the heading “PORTFOLIO MANAGERS,” the first two sentences in the first paragraph are deleted and replaced with the following:

Eric Todd, Cameron Jeffreys and Mr. Schenck (with respect to the managed risk portion) are portfolio managers of the Global Atlantic BlackRock Global Allocation Managed Risk Portfolio and are responsible for the day-to-day management of the Portfolio. In addition to Mr. Schenck, Donald G. Taylor and Nicholas P.B. Getaz (with respect to the equity sleeve of the capital and income component) and Roger Bayston, Kent Burns, Christopher Molumphy and David Yuen (with respect to the fixed income sleeve of the capital appreciation and income component) are portfolio managers of the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio and are responsible for the day-to-day management of the Portfolio.

8.              Under the heading “PORTFOLIO MANAGERS,” the references to Bruce Baughman are deleted and the following information is added:

As of March 31, 2017, Messrs. Bayston, Burns, Molumphy and Yuen were responsible for the management of the following types of accounts:

Franklin Advisers, Inc.
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Roger Bayston, CFA
Registered Investment Cos.	17	$9.351 billion	0	N/A
Other Pooled Investment Vehicles	8	$3.580 billion	0	N/A
Other Accounts	1	$2.01 billion	1	$2.01 billion

Kent Burns, CFA
Registered Investment Cos.	3	$5.801 billion	0	N/A
Other Pooled Investment Vehicles	2	$2.211 billion	0	N/A
Other Accounts	0	N/A	0	N/A

Christopher Molumphy, CFA
Registered Investment Cos.	10	$22.475 billion	0	N/A
Other Pooled Investment Vehicles	5	$2.463 billion	0	N/A
Other Accounts	5	$298.62 million	0	N/A

David Yuen, CFA
Registered Investment Cos.	9	$7.156 billion	0	N/A
Other Pooled Investment Vehicles	5	$1.133 billion	0	N/A
Other Accounts	3	$688.24 million	0	N/A

9.              Under the heading “PORTFOLIO MANAGERS – CONFLICTS OF INTEREST,” the subheading “Franklin” is deleted and replaced with the following:

Franklin Advisers and Franklin

The management of multiple funds, including the Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Advisers and Franklin each seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Advisers and Franklin each seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds managed by Franklin Advisers or Franklin, Franklin Advisers and Franklin have each adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The Adviser, Franklin Advisers, Franklin and the Portfolios have each adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

10.       Under the heading “PORTFOLIO MANAGERS– COMPENSATION,” the sub-heading “Franklin” is deleted and replaced with the following:

Franklin Advisers and Franklin

Franklin Advisers and Franklin each seek to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Resources”) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by Franklin Advisers or Franklin, as applicable. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer and/or other officers of Franklin Advisers or Franklin, as applicable, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•                   Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•                   Non-Investment Performance. The more qualitative contributions of the portfolio manager to the business of Franklin Advisers or Franklin, as applicable, and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•                   Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the appraisal of Franklin Advisers or Franklin, as applicable.

Additional Long-Term Equity-Based Compensation     Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin Advisers or Franklin, as applicable.

11.       Under the heading “PORTFOLIO MANAGERS – OWNERSHIP OF SECURITIES,” the sentence is deleted and replaced with the following:

The portfolio managers, except Messrs. Bayston, Burns, Molumphy and Yuen, do not own shares of the Portfolios they manage as of December 31, 2016. Messrs. Bayston, Burns, Molumphy and Yuen do not own shares of the Portfolio they manage as of June 15, 2017.

12.       Under the heading “FRANKLIN ADVISORY SERVICES, LLC – Proxy Voting Policies & Procedures” in Appendix B to the SAI, Franklin Advisers, Inc. is added to the definition of “Investment Manager” and the last sentence of the first paragraph under the subheading “Management & Director Compensation” is deleted in its entirety and replaced with the following:

Franklin Adviser, Inc. will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Franklin Advisory Services, LLC will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

____________________________

This Supplement and the Summary Prospectus, Prospectus, and SAI each dated April 28, 2017 provide information that you should know before investing in the Portfolio and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

FVIT-1011_063017